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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549




                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



     Date of report (date of earliest event reported)  January 14, 1994


                            Zions Bancorporation
                 (Exact Name of Registrant as Specified in Charter)

        Utah                        0-2610                 87-0227400
   (State or Other Jurisdic-      (Commission             (IRS Employer
   tion of Incorporation)          File Number)         Identification No.)


   1380 Kennecott Building, Salt Lake City, Utah           84133
    (Address of Principal Executive Offices)             (Zip Code)


     Registrant's telephone number, including area code 801/524-4787


                                   N/A
      (Former Name or Former Address, if Changed Since Last Report)
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          Item 2.   Acquisition or Disposition of Assets.

               On January 14, 1994, Zions Bancorporation (the "Registrant") completed its acquisition of National Bancorp of Arizona Inc. ("NBA"). As a result of the acquisition, NBA merged in a two-step merger into Zions (the "Holding Company Merger") and NBA's wholly-owned subsidiary, National Bank of Arizona, merged into the Registrant's wholly-owned subsidiary, Zions First National Bank of Arizona (the "Bank Merger"). Upon consummation of the Bank Merger, the bank resulting from the Bank Merger changed its name to National Bank of Arizona and continued to be a wholly-owned subsidiary of the Registrant. The bank resulting from the Bank Merger will continue to operate under the existing management team of National Bank of Arizona.

               In the transaction the Registrant issued and exchanged .45 shares of the Registrant's common stock, for each share of NBA common stock, or a total of 1,455,000 shares of its stock.

               For a more complete description of the transaction, please see the following sections of the Registrant's Rule 424(b)(3) prospectus, dated December 3, 1993, which formed a part of the Registrant's Form S-4 Registration Statement, File No. 33-51145, as filed with the Securities and Exchange Commission on November 22, 1993, which sections are expressly incorporated herein by reference:

                    1)   "Plan of Reorganization" on pages 10-24;

                    2)   "Supervision and Regulation" on pages 30-39;

                    3)   "Monetary Policy" on page 39;

                    4)   "Information Concerning NBA" on page 46;

                    5)   "National   Bancorp   of  Arizona   Inc.  Selected
                         Financial Data" on pages 46-47;

                    6) "Management's Discussion and Analysis of First Nine Months of 1993 Results of Operations and Financial Condition" on page 77;

                    7)   "Management's   Discussions    and   Analysis   of
                         Financial Condition and Results of Operations for Three-Year Period Ended December 31, 1992" on pages 78-81; and
                    8)   "Statistical Information" on pages 82-91.
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          Item 7.   Financial Statements, Pro  Forma Financial  Information
                    and Exhibits.

               (a)  Financial Statements of Businesses Acquired.

               The Registrant hereby incorporates by reference herein the audited financial statements of NBA as set forth in the Registrant's Rule 424(b)(3) prospectus, dated December 3, 1993, which formed a part of the Registrant's Form S-4 Registration Statement, File No. 33-51145, under the heading "NBA Financial Statements" on pages 49-76.

               (b)  Pro Forma Financial Information.

               The Registrant hereby incorporates by reference herein the pro forma financial information regarding the merger of NBA into the Registrant as set forth in the Registrant's Rule 424(b)(3) prospectus, dated December 3, 1993, which formed a part of the Registrant's Form S-4 Registration Statement, File No. 33-51145, under the heading "Pro Forma Combined Financial Information" on pages 24-29.

               (c)  Exhibits.

               2.1 Agreement and Plan of Reorganization dated as of September 20, 1993 between Zions Bancorporation, Zions First National Bank of Arizona, National Bancorp of Arizona Inc. and National Bank of Arizona (incorporated by reference to Exhibit 2.1 to the Registrant's Form S-4 Registration Statement, File No. 33-51145, filed November 22, 1993).

               99.1 Pertinent pages (pursuant to Rule  12b-23) incorporated by reference in Item 2 of this Form 8-K (pages 10-24, 30-39, 39, 46, 46-47, 77, 78-81, and 82-91 as set forth in  the Registrant's  Rule 424(b)(3)  prospectus, dated
                    December 3, 1993, which formed a part of the Registrant's Form S-4 Registration Statement, File No. 33-51145).

               99.2 Pertinent pages (pursuant  to Rule 12b-23) incorporated by reference in Item 7 of this Form 8-K (pages 24-29 and 49-76 as set forth in the Registrant's Rule 424(b)(3) prospectus, dated December 3, 1993, which formed a part of the Registrant's Form S-4 Registration Statement, File No. 33-51145).
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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ZIONS BANCORPORATION
                                             (Registrant)



          Date: January 25, 1994             By:    /s/ Gary L. Anderson
                                                  (Signature)
                                                  Gary L. Anderson
                                                  Senior Vice President
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